CO-SALE AGREEMENT


           THIS CO-SALE AGREEMENT, (the "Agreement") is entered into as of January 14, 2000, by and among NEX-I.COM INC. a New Jersey corporation (the "Company"), with its principal office located at 7 Wall Street, Princeton, New Jersey 08540, ALPHANET SOLUTIONS, INC., a New Jersey corporation with its principal office located at 7 Ridgedale Avenue, Cedar Knolls, New Jersey 07927 ("AlphaNet"), FALLEN ANGEL EQUITY FUND, L.P., a Delaware limited partnership, with its principal office located at 960 Holmdel Road, Holmdel, New Jersey 07733 ("Fallen Angel"), JOHN L. STEFFENS, an individual residing at 358 Wendover Drive, Princeton, New Jersey 08540 ("Steffens," and together with AlphaNet and Fallen Angel, the "Purchasers") and IRA A. BASEMAN, an individual residing at 5 Van Kirk Road, Princeton, New Jersey 08540 ("Baseman," together with the Purchasers and the Company, the "Parties," and each separately, a "Party").


                              W I T N E S S E T H :


           WHEREAS, in connection with the Securities Purchase Agreement dated as of the date hereof, by and among the Purchasers and the Company (the "Purchase Agreement") and the Registration Rights Agreement dated as of the date hereof, by and between the Purchasers and the Company (the "Registration Rights Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers (the "Offering") 3,937,500 shares of the Company's Series A Convertible Participating Preferred Shares (the "Preferred Shares"), convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). The shares of Common Stock of the Company into which the Preferred Shares are convertible are referred to herein as the "Common Shares;"

           WHEREAS, the Purchasers and the Company have agreed that in the event that the Company proposes to offer equity securities or any other securities which are convertible into equity securities of the Company or options therefor ("Securities") to any person (with certain exceptions set forth in Section 1.1.1(b) hereof), the Purchasers shall have the right to purchase up to each Purchaser's pro-rata portion of such equity securities at a price and upon the same terms and conditions as the proposed offer to such person (defined more fully in Section 1.1.1(a)(i) herein as, the "Right of First Refusal");

           WHEREAS, the Purchasers and the Company have agreed that the Right of First Refusal shall not be applicable to the initial public offering of the Common Stock by the Company pursuant to the filing of a Registration Statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "IPO"), and that the Right of First Refusal will terminate upon an IPO or subsequent public offering in which all of the outstanding Preferred Shares are converted into Common Shares, whereby the public offering price is not less than $10.00 per share, adjusted for any stock splits, stock combinations, stock dividends and other such recapitalizations, which results in the Company receiving no less than $20 million, net of underwriting commissions and expenses (a "Qualified IPO");

           WHEREAS, Baseman holds 3,282,920 shares of Common Stock (the "Baseman Shares");

           WHEREAS, the Purchasers and the Company have agreed that as a condition to the Closing of the transactions contemplated by the Purchase Agreement, the Purchasers, the Company and Baseman shall agree that (i) in the event that Baseman proposes to transfer the Baseman Shares, or any part thereof, prior to the consummation of a Qualified IPO, the Company shall have the right to purchase the Baseman Shares from Baseman, and (ii) in the event that the Company fails to purchase the Baseman Shares, or any part thereof, under such circumstances, then the Purchasers (or their permitted successors or assigns) shall have the right to either purchase such shares, or any portion thereof not purchased by the Company, on a pro rata basis, prior to any such sale or transfer (defined more fully in Section 1.1.3(a) herein as, the "Baseman Shares Right of First Refusal") or participate in the proposed transfer or sale by Baseman as hereinafter set forth; and

           WHEREAS, the Purchasers, the Company and Baseman agree that the Baseman Shares Right of First Refusal shall not be applicable to the IPO and that the Baseman Shares Right of First Refusal will terminate upon the consummation of a Qualified IPO.


                                   AGREEMENTS


           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereby agree as follows:


                                    ARTICLE I


           1.1.       Proposed Offers by the Company.

                     1.1.1      Right of First Refusal.

                               (a) In the event  that,  at any time or from time
to time on or before January 13, 2006, the Company proposes to offer Securities (a "Proposed Offering"), other than in a Permitted Offering (as defined in Section 1.1.1(b) hereof), the Company shall provide each of the Purchasers with at least 20 days prior written notice of such offer (the "Company Sale Notice"), setting forth the terms and conditions of the Proposed Offering.

                                          (i)    Each    Purchaser    (or   such
Purchaser's permitted successors or assigns) shall have the right to purchase its pro rata share of the Proposed Offering based on the ratio (the "Purchase Ratio") of (1) the Common Shares issuable on conversion or exercise of Preferred Shares purchased by such Purchaser on the Closing Date to (2) all of the then issued and outstanding Common Stock of the Company plus the Common Shares then issuable upon conversion or exercise of any preferred stock, any warrants and any convertible debentures, options and other warrants then outstanding, before giving effect to the Proposed Offering (the "Right of First Refusal"). In the event that any Purchaser does not exercise such Right of First Refusal or exercises such Right of First Refusal only in part, the Purchasers who exercise their Right of First Refusal in full may purchase such portion of the Proposed Offering not purchased in full by the Purchasers exercising their Right of First Refusal, pro rata among such Purchasers, based upon the Purchase Ratio.

                                          (ii) The Right of First  Refusal shall
be exercisable by the Purchasers by written notice to the Parties not later than 10 days after the Purchasers receive the Company Sale Notice.

                               (b)  Notwithstanding  the  provisions  of Section
1.1.1(a) hereof, the Right of First Refusal shall not apply to (i) up to 1 million shares of Common Stock sold to Strategic Investors (as defined in Section 1.1.1(c) hereof), (ii) any issuance by the Company of stock options or other equity incentives pursuant to employee stock option plans and incentive warrant plans as may hereafter be approved by the Board of Directors, including the approval of both of the two directors elected by the holders of the Preferred Shares, (iii) any issuance pursuant to the conversion of the Preferred Shares, (iv) any issuance pursuant to any stock dividend in on, or upon any subdivision or combination of shares of the Common Stock or the Preferred Shares, (v) any issuance pursuant to a firm commitment underwritten public offering, (vi) the IPO or (vii) any issuance in connection with an acquisition of, or merger with, another company by the Company (collectively, "Permitted Offerings").

                               (c)  For  the  purposes  of  this  Agreement,   a
"Strategic Investor" shall mean any person or entity which has a material business, technology or commercial relationship with the Company, in addition to any equity financing provided by such person or entity, as determined in good faith by the Board, including the approval of both of the two directors elected to the Board by the holders of the Preferred Shares, provided, that if the holders of Preferred Shares are no longer entitled to elect such directors, then the approval of the holders of 60% of the then outstanding Preferred Shares must be obtained to make such determination.

                               (d) The Right of First  Refusal  shall  terminate
upon the consummation of a Qualified IPO.

           1.2       Proposed Offers by a Purchaser.

                     1.2.1     Right of First Refusal and Tag Along Rights

                               (a) In the event that  prior to the  consummation
of a Qualified IPO, a Purchaser (a "Selling Purchaser") desires to sell any Securities held by such Selling Purchaser ("Sale Shares") to any Accredited Investor (as defined in Section 1.2.1(b) hereof), such Purchaser shall provide each other Purchaser (the "Non-Selling Purchasers"), the Company and Baseman with at least 20 days prior written notice of such sale (the "Purchaser Sale Notice"), setting forth the terms and conditions thereof.

                                          (i)  Right  of  First  Refusal.   Upon
receipt of the Purchaser Sale Notice, the Company may purchase from the Selling Purchaser any and all of the Securities offered by such Purchaser prior to any proposed transfer, and, in the event that the Company fails to purchase all such Securities, or any part thereof, then Baseman and each Non-Selling Purchaser (or their permitted successors or assigns), in lieu of exercising the Purchaser Sale Tag-Along Options (as defined in Section 1.2.1(a)(ii) hereof), shall have the right to purchase their Pro-Rata Share of all of the Securities not purchased by the Company (based on the percentage of the Conversion Shares owned by each Purchaser), prior to any transfer (the "Purchaser Sale Right of First Refusal"). The Purchaser Sale Right of First Refusal shall not apply to the IPO, and will terminate upon the consummation of a Qualified IPO. The Purchaser Sale Right of First Refusal shall be exercisable by the Non-Selling Purchasers and Baseman by written notice to the each of the Parties not later than 10 days after the Non-Selling Purchasers and Baseman receive the Purchaser Sale Notice. Notwithstanding the foregoing, collectively, Baseman and the Non-Selling Purchasers shall exercise the Purchaser Sale Right of First Refusal with respect to either (A) all of the Sale Shares or (B) none of the Sale Shares. In the event that Baseman, a Non-Selling Purchaser or Non-Selling Purchasers exercise their Purchaser Sale Right of First Refusal with respect to the Sale Shares, Baseman, such Non-Selling Purchaser or Non-Selling Purchasers (as the case may be) must collectively purchase 100% of the Sale Shares.

                                          (ii)    Tag-Along     Rights.     Each
Non-Selling Purchaser and Baseman (or their permitted successors or assigns) shall have the option (the "Purchaser Sale Tag-Along Option"), in lieu of exercising the Purchaser Sale Right of First Refusal, to join in the sale as to the same percentage of Conversion Shares held by the Non-Selling Purchasers and Baseman as the percentage of Sale Shares to be sold bears to the Conversion Shares held by the Selling Purchaser, and on the same purchase price per share and other terms as the Sale Shares (including the payment of expenses with respect to such sale on a pro-rata basis). The Purchaser Sale Tag-Along Option shall be exercisable by the Non-Selling Purchasers and Baseman by written notice to the Selling Purchaser and the Company not later than 10 days after the Non-Selling Purchasers and Baseman receive the Purchaser Sale Notice. In the event that the proposed transferees of Sale Shares are unwilling to purchase the total shares proposed to be transferred by the Non-Selling Purchasers and Baseman pursuant to the Purchaser Sale Tag-Along Option (the "Tag-Alongs") and the Selling Purchaser's shares, the number of shares offered to the transferees by each of Baseman, the Selling Purchaser and the Tag-Alongs shall be reduced pro rata so that the offer consists of pro rata portions of the Baseman Shares and the shares offered by the Tag-Alongs. The Purchaser Sale Tag-Along Option shall be exercisable by each of the Non-Selling Purchasers and Baseman by written notice to each of the Parties not later than 10 days after the Non-Selling Purchasers and Baseman receive the Purchaser Sale Notice.

                               (b)  For  the  purposes  of  this  Agreement,  an
"Accredited Investor" shall mean any Person who qualifies as an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). A "Person" shall mean any individual, corporation, limited liability company, partnership, limited liability partnership, joint venture, trust or unincorporated organization, joint stock
Company or other similar organization, government or political subdivision thereof, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

           1.3       Proposed Offers by Baseman.

                     1.3.1     Right of First Refusal and Tag-Along Rights.

                               (a) In the event  that at any time,  or from time
to time, prior to the consummation of a Qualified IPO, Baseman proposes to sell or otherwise transfer the Baseman Shares, or any part thereof, to any Accredited Investor or Accredited Investors, Baseman shall provide each Purchaser and the Company with at least 30 days prior written notice of such sale (the "Baseman Sale Notice"), setting forth the terms and conditions thereof.

                                          (i)  Baseman  Shares  Right  of  First
Refusal. Upon receipt of the Baseman Sale Notice, the Company may purchase from Baseman all or any part of the Baseman Shares offered by Baseman prior to any proposed transfer, and, in the event that the Company fails to purchase the Baseman Shares, or any part thereof, then the Purchasers (or their permitted successors or assigns), in lieu of exercising their Baseman Sale Tag-Along Options (as defined in Section 1.3.1(a)(ii) hereof), shall have the right to purchase each Purchaser's Pro-Rata Share of the Baseman Shares (based on the percentage of Conversion Shares owned by each Purchaser) not purchased by the Company, or any part thereof, prior to any sale or transfer (the "Baseman Shares Right of First Refusal"). The Baseman Shares Right of First Refusal shall not apply to the IPO, and will terminate upon the consummation of a Qualified IPO. The Baseman Shares Right of First Refusal shall be exercisable by the Purchasers by written notice to Baseman and the Company not later than 10 days after the Purchasers receive the Baseman Sale Notice. Notwithstanding the foregoing, collectively, the Purchasers shall exercise the Baseman Shares Right of First Refusal with respect to either (A) all of the Baseman Shares or (B) none of the Baseman Shares. In the event that a Purchaser or Purchasers exercise the Baseman Shares Right of First Refusal with respect to the Baseman Shares, such Purchaser or Purchasers must collectively purchase 100% of the Baseman Shares.

                                          (ii)  Tag-Along  Rights.  Each  of the
Purchasers shall have the option (the "Baseman Sale Tag-Along Option"), in lieu of exercising the Baseman Shares Right of First Refusal, to join in the sale as to the same percentage of Conversion Shares held by the Purchasers as the percentage of the Baseman Shares to be sold, and on the same purchase price per share and other terms as the Baseman Shares to be sold (including the payment of expenses with respect to such sale on a pro-rata basis). The Baseman Sale Tag-Along Option (i) shall be exercisable by the Purchasers by written notice to Baseman and the Company not later than 10 days after the Purchasers receive the Baseman Sale Notice, and (ii) shall not be applicable to the IPO, and will terminate upon the consummation of a Qualified IPO. In the event that the proposed transferees of the Baseman Shares are unwilling to purchase the shares proposed to be transferred by the Purchasers (the "Tag-Along Purchasers") pursuant to the Baseman Sale Tag-Along Option, the number of shares offered to the transferees by each of Baseman and the Baseman Sale Tag-Along Purchasers shall be reduced pro rata so that the offer consists of pro rata portions of the Baseman Shares and the Securities offered by the Baseman Sale Tag-Along Purchasers. The Baseman Sale Tag-Along Option shall be exercisable by the Purchasers by written notice to Baseman and the Company not later than 10 days after the Purchasers receive the Baseman Sale Notice.

                               (b) The Company and Baseman hereby  represent and
warrant that all shares of Securities held by Baseman are free and clear of liens and all other encumbrances and are not subject to any other agreements or understanding (either oral or written) which oblige Baseman to sell, offer to sell or give notice of sale to any person, except as provided herein.


                                   ARTICLE II

           2.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey other than the laws with respect to conflicts. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts in the State of New Jersey and the state courts located in the County of Morris in the State of New Jersey in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Parties each irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Parties further agree that service of process upon the each of the Parties, as applicable, mailed by the first class mail in accordance with Section 2.6 shall be deemed in every respect effective service of process upon such Party in any suit or proceeding arising hereunder. Nothing herein shall affect any Party's right to serve process in any other manner permitted by law. The Parties agree that a final judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The Parties irrevocably waive any right to trial by jury under applicable law.

           2.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties. In the event any signature page is delivered by facsimile transmission, the Party using such means of delivery shall promptly cause original executed signature pages to be delivered to the other Parties.

           2.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

           2.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           2.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Parties makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by each of the Parties.

           2.6 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                     If to the Company or to Ira A. Baseman:

                               nex-i.com inc.
                               7 Wall Street
                               Princeton, New Jersey 08540
                               Attention: Ira A. Baseman, President & CEO
                               Telephone No.  (609) 497-9400
                               Facsimile No.  (609) 497-9433

                     With a copy to:

                               Smith, Stratton, Wise, Heher & Brennan
                               600 College Road East
                               Princeton, New Jersey 08540
                               Attention: Richard J. Pinto, Esq.
                               Telephone No.  (609) 987-6650
                               Facsimile No.  (609) 987-6651

                     If to AlphaNet:

                               AlphaNet Solutions, Inc.
                               7 Ridgedale Avenue
                               Cedar Knolls, New Jersey 07927
                               Attention: Jack Adler, Esq., Senior VP,
                                          Secretary & General Counsel
                               Telephone No.  (973) 889-3813
                               Facsimile No.  (973) 898-9694

                     With a copy to:

                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No. (973) 966-1550

                     If to Fallen Angel:

                               Fallen Angel Equity Fund, L.P.
                               c/o Fallen Angel Capital LLC
                               960 Holmdel Road
                               Holmdel, New Jersey
                               Attention:  Ira Cohen
                               Telephone No.  (732) 946-2000
                               Facsimile No.   (732) 946-0519

                     With a copy to:

                               Pitney, Hardin, Kipp & Szuch LLP
                               P.O. Box 1945
                               Morristown, New Jersey 07962-1945
                               Attention: Michael W. Zelenty
                               Telephone No. (973) 966-8200
                               Facsimile No.  (973) 966-1550

                     If to Steffens:

                               John L. Steffens
                               358 Wendover Drive
                               Princeton, NJ 08540

Each party  shall  provide  notice to the other  party in  accordance  with this
Section 2.6 of any change in address.

           2.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. The Parties shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Parties except, with respect to the Company, in accordance with the Company's Certificate of Incorporation. Notwithstanding the foregoing, a Purchaser may, subject to and in compliance with Section 7.2 of the Purchase Agreement, assign all or part of its rights and obligations without the consent of the Company, and without the consent of Baseman, so long as such transferee is an Accredited Investor and agrees in writing to be bound by this Agreement.

           2.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns (including transferees permitted in accordance with Section 2.7 and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

           2.9 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           2.10 Remedies. No provision of this Agreement providing for any remedy to a Party shall limit any remedy which would otherwise be available to such Party at law or in equity. Nothing in this Agreement shall limit any rights a Party may have under any applicable federal or state securities laws with respect to the purchase of securities contemplated hereby. Each Party acknowledges that a breach by it of its respective obligations hereunder will cause irreparable harm to each other Party. Accordingly, the Parties acknowledge that the remedy at law for a material breach of its respective obligations under this Agreement will be inadequate and agree, in the event of a breach or threatened breach by the a Party of the provisions of this Agreement, that the remaining Parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.


                           [SIGNATURE PAGE TO FOLLOW]

                     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

NEX-I.COM INC.


By: /s/ Ira Baseman
-----------------------
Name:   Ira Baseman
Title:  President & CEO



/s/ Ira A. Baseman
------------------
IRA A. BASEMAN


/s/ John L. Steffens
--------------------
JOHN L. STEFFENS


ALPHANET SOLUTIONS, INC.



By:  /s/ Donald A. Deieso
------------------------------
Name:    Donald A. Deieso
Title:   President and CEO


FALLEN ANGEL EQUITY
FUND, L.P.



By: /s/ Ira Cohen
--------------------------------
Name:   Ira Cohen
Title:  Limited Partner